To Shareholders

EV Traditional Greater India Fund had a total return of -33.4% during the year ended December 31, 1995. That performance was the result of a decline in net asset value per share from $9.85 on December 31, 1994 to $6.56 on December. 31, 1995, and does not include the effect of the Fund's maximum applicable sales charge. In comparison, the Bombay Stock Exchange Index -- an unmanaged index of common stocks traded in the Indian market -- had a return of -36.5% for the same period. The Portfolio's results reflected a weak Indian market, which declined in the face of political uncertainties, a heavy supply of new equity issues, and a weak Indian currency.

India's economic reforms continued to gather steam...

The encouraging aspect about India during this difficult period has been that economic reforms have proceeded without significant interruption. Though the pace of reform in some areas, such as energy and telecommunications, has been difficult, that in other areas, including financial market reform, has made encouraging progress. Committed to its goal of a free-market economy, the Indian government has also continued its program of reducing the rate of inflation, and attracting foreign investment. Those are actions that typically build value for the future, whatever the short-term market fluctuations.

Foreign companies pour billions in direct investment into India...

There is no more eloquent testimony to the economic potential of India than the quickened pace of foreign investment. As the reform process opens doors for development, India continues to attract an impressive flood of foreign interests. Telecommunications, energy, and transportation have been among the magnet industries attracting foreign investment, but others are drawing interest as well. As discussed in greater detail later in this report, many U.S. industrial and consumer giants, such as General Motors, PepsiCo, and Time Warner, have made large investments in an effort to tap the potential of the India market.

Ignoring politics, corporate profits surged in 1995...

Interestingly, even amid the market turmoil of 1995, India-based companies enjoyed strong earnings momentum. The corporate sector generally ignored the nation's political concerns, benefiting from a sharp rise in industrial activity. India is sure to encounter challenges in the future, including the risk of currency fluctuations and political changes. But well-positioned companies should continue to produce good investment opportunities. We believe that India's future remains bright and should reward long-term investors.

[PHOTO GOES HERE]

Sincerely,

/s/James B. Hawkes

James B. Hawkes,
President,
February 21, 1996

Management Discussion: Scobie Dickinson Ward

An interview with Scobie Dickinson Ward, Vice President and Director of Lloyd George Management, and portfolio manager of the South Asia
Portfolio.

Q: Scobie, the Indian market proved rough sledding for investors in 1995. What made the market so difficult?

A. Several factors contributed to the Indian market's decline, including politics. For example, the ruling Congress Party was dealt setbacks in local elections, and that caused some investors to question the strength of the reform movement. While we remain confident that India's reform process will continue, this political uncertainty clearly led to a weaker tone in the Indian markets.

In addition, there were significant supply pressures on the market due to a very active initial public offering market. In the 12 months ended April, 1995, $10 billion in new issues came to market, leaving India investors an enormous amount to digest. We expect that those pressures will moderate as officials act to control the flow of new issues.

Finally, there were adverse currency movements, especially for U.S. investors. Through October of this year, the Indian rupee declined 11% relative to the dollar, due to a rising trade deficit. This currency decline has meant that, even as the market stabilized at mid-year, U.S. investors lost ground due to adverse currency translation. The rupee has since stabilized relative to the dollar due to strong intervention by the central bank. Together, these adverse events created an unusually difficult climate for the Indian market, even as the economy continued to make strides, and that was reflected by the Portfolio.

Q: Do you see any signs of improvement on the horizon?

[PHOTO GOES HERE]
Scobie D. Ward

A. Absolutely. The stock market has stabilized as economic fundamentals continue to improve. Moreover, the earnings outlook for Indian companies remains excellent. India's GDP growth should be in the 6% range for fiscal year 1996, according to the Finance Ministry. Meanwhile, inflation, which at 10% was a serious concern to many investors, has subsided in recent months to 7%, and shows signs of slowing further. In addition, following the intervention by the Reserve Bank of India, the rupee has settled in the Rs 35.8-to-the-dollar range, stabilizing at mid-autumn exchange rates. Meanwhile, industrial production grew 8.5% in the first half of 1995, with aluminum, automobiles, capital goods, and pharmaceu-ticals registering the most impressive growth. Reflecting the growth in the industrial sector, overall exports climbed 26% for the six months ended September 30. In the agricultural sector, the prospects for growth have improved following a normal monsoon season.



India: Continuing to post strong economic growth...
[GRAPHIC HERE a map of India]
showing:
Pakistan
India
Sri Lanka
Nepal
China

India: A Year-end Profile*

GDP Growth rate:                 5.3%
Inflation rate:                  8.5%
Growth of industrial output:     8.5%
Export growth:                   33%
Deficit as % of GDP:             5.7%

Initial public offerings on
Bombay Stock Exchange:
 ...........$10 billion

* Figures for fiscal year 1994-95.

Source: India Ministry of Finance

Q: Where have you been investing?

A. The Portfolio's country allocations at December 31 were: 80% of equity investments in India, 9% in Pakistan, 6% in Sri Lanka, and 5% in Bangladesh. We used the market decline as an opportunity to restructure the Portfolio. In the early stages of the decline, the Portfolio significantly increased its cash position in anticipation of future buying opportunities. Consequently, as the market weakened, the Portfolio had the ability to purchase shares at sharply discounted levels. We used the decline to increase positions in major large cap companies - such as autos, engineering and pharmaceuticals - that should be the early beneficiaries of an eventual improvement in market sentiment. We also added promising small and mid-cap companies to the Portfolio at prices sharply discounted from these companies' growth rates.

Q: What are some of the Portfolio's core holdings?

A. The Portfolio's core holdings include large cap companies that have a dominant market share in their respective industries. These include Tata Engineering, or Telco, the largest automobile manufacturer in India; Ranbaxy Labs, the second largest pharmaceutical and drug manufacturer in India and the largest exporter in the Indian pharmaceutical industry; State Bank of India, the largest commercial bank in India, boasting 20% of total domestic bank deposits; and Infosys, a Bangalore-based manufacturer of specialized software for the banking and retail distribution sector.

Q: And what about Pakistan and Sri Lanka?

A. Pakistan and Sri Lanka continue to pose many political questions as internal conflicts continue in both countries. As a result of these difficulties, we continue to limit our investments in those countries to high-profile, blue chip companies. In Pakistan, for example, Pakistan Telecom is the largest holding. The company maintains a favored position due to its monopoly on all fixed-line telecom services. In Sri Lanka, John Keells Holdings remains our largest investment. This conglomerate enjoys a dominant market share in industries ranging from real estate to tourism to trade. The company's diversification of business interests keeps it relatively well-insulated from shifting political tides. Interestingly, despite the troublesome political climate of Sri Lanka and Pakistan, companies in those countries continue to generate strong earnings growth. Pakistan companies, for example, are turning in corporate earnings growth of 25%, a very encouraging sign for the future.

[GRAPHIC HERE The Portfolio's common stock investments pie chart]
showing:
Bangladesh     5.1%
Sri Lanka      6.3%
Pakistan       9.1%
India         79.5%

Based on market value as of December 31, 1995, excluding cash or fixed income securities.

Q: You indicated earlier that India's auto industry - the Portfolio's largest weighting - is among the strongest growth generators. Could you expand on that theme?

A. Certainly. The auto sector has been especially robust, registering sales growth of 37% for commercial vehicles. And, according to the Ministry of Finance, India's auto output is expected to grow by 25% in the current fiscal year alone. That clearly makes the auto sector the strongest force behind industrial growth, which is growing at around 10% annually. The India market is currently dominated by mid-range vehicles (selling around $13,000), but the luxury market is growing as well. Industry estimates suggest that 1995 output will total 200,000 units.

The market is attracting an increasing number of foreign manufacturers who are aligning themselves with the major Indian companies. General Motors, Ford, Daimler-Benz, Volkswagen, Fiat, and Daewoo are among the foreign companies establishing strategic alliances to gain a foothold in the growing Indian market. As the domestic industry develops, it's likely that India will become an increasingly important producers of auto parts for export to the rest of Asia.

Q: Where have you focused within the automobile sector?

A. Given the vast potential of the Indian market, it's important to be aware of the various niche markets. In the expansive mid-range market, the Portfolio has a major investment in Mahindra & Mahindra. The company has signed a production agreement with Ford within the past year to produce the Indian version of the Escort passenger car. In the smaller car market, the Portfolio has a stake in Bajaj Auto, the country's largest maker of two- and three-wheel vehicles. Bajaj has been negotiating with Chrysler over a possible joint venture to build a sub-compact vehicle.

Finally, in the up-market niche, the Portfolio has a large holding in Tata Engineering & Locomotive, or Telco, which is working with Daimler Benz to build Mercedes autos for the Indian market.

Q: What have you found attractive about the pharamaceutical sector?

A. The drug sector is expected to grow 15% annually with the increasing spread of modern medicine to India. Interestingly, India's current share of the global drug market is only 1.6%, even though it represents 16% of the world's population. The industry is witnessing a sea change in its operating environment, with more drugs being removed from price controls. As a result of policy changes, companies are increasing research outlays, as well as focusing on joint ventures and strategic alliances with major global companies for research and marketing support. Because India already has a well-developed base for drug manufacturing and excellent technical support, other multi-nationals are looking at the country as a sourcing point. These developments create an increasingly attractive climate for India's pharmaceutical industry.

Recent U.S. investments* in India:

(bullet) PepsiCo - The worldwide beverage company gained final approval for its Kentucky Fried Chicken restaurants in India. The company plans to spend an additional $95 million to develop various agricultural and bottling projects in India.

(bullet) Time Warner - The theater division of this U.S. entertainment giant is investing $100 million in India. Time Warner plans to develop cinema and shopping centers throughout the country.

(bullet) Ford Motor Co. - Announced in January plans for a second joint venture with Mahindra & Mahindra. The company will invest $500 million in a plant near Madras to build an Indian version of its Ford Fiesta. When operational in 1998, the plant will have a capacity of 100,000 cars annually.

*These companies are not owned by the Portfolio.

India's auto makers:
Ready to accelerate?

              Vehicle production levels
1995                            200,000
1998                            400,000
                                (est.)
2000                            800,000
                                (est.)

Source: Association of Indian Automobile Manufacturers

Q: Can you give an example of the Portfolio's pharmaceutical investments?

A. Yes. Ranbaxy Laboratories is India's second largest pharmaceutical company, accounting for 15% of industry sales. It is also the largest exporter in the industry. The company's product range includes bulk drugs, formulations, surgical dressings, and diagnostics. Ranbaxy's basic strengths are an excellent brand image, good price competitiveness, and the ability to introduce new products. Interestingly, the company has entered into joint venture with Eli Lilly to market products in India, and has additional joint ventures in other parts of Asia.

Q: Scobie, looking ahead, what is your outlook for the Greater India markets?

A. Given the sharp decline of 1995, history is clearly on the side of a market recovery. Especially considering that average earnings per share for Indian companies grew by 45% in the fiscal year ended March, 1995. That marked the second straight year of growth over 40%. Naturally, there's no absolute guarantee that these past results will be duplicated in the future. And, of course, these markets are subject to political, currency, and event risk.

Having said that, the compelling fact is that, despite robust earnings momentum, the Bombay Stock Exchange Dollex Index is trading at a modest price-earnings multiple of around 10 times prospective 1996 earnings. Compare that, for example, with Thailand, which has a PE of 17, or Singapore, which has a multiple of 21. Those figures suggest that India provides a rare opportunity to buy fast growing companies at still-undervalued levels. In my view, India clearly represents one of the best investment values in the world.

[GRAPHIC LINE CHART]
Comparison of Change in Value of $10,000 Investment in EV Traditional Greater India Fund and the Bombay Stock Exchange Index

From May 31, 1994, through December 31, 1995

showing:
VERTICAL BAR READS:
$12,500
 10,000
  7,500
  5,000
HORIZONTAL BAR READS:
5/94+      8/94       11/94      2/95     5/95       8/95      12/95

PLOT POINTS:
Date    EV Traditional Greater India Fund    Bombay Stock Exchange Index
5/94     9,524                               10,000
6/94     9,610                               10,565
7/94     9,791                               10,805
8/94    10,818                               11,722
9/94    10,143                               11,115
10/94   10,106                               11,019
11/94    9,914                               10,685
12/94    9,372                               10,162
1/95     8,658                                9,476
2/95     8,154                                9,046
3/95     7,973                                8,754
4/95     7,422                                8,311
5/95     7,707                                8,519
6/95     7,726                                8,343
7/95     7,916                                8,718
8/95     7,555                                8,366
9/95     7,174                                8,647
10/95    6,765                                8,476
11/95    5,937                                7,481
12/95    6,242                                7,801

Legend
---------EV Marathon Greater India Fund
- - - - Bombay Stock Exchange Index

Cumulative                    Life of
Total Return                  Fund*
With max. sales charge        -24.6%
W/O max. sales charge         -22.3%

$7,801          $6,543           $6,216

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Towers Data Systems, Bethesda, MD.

*Investment operations commenced on 5/02/94.

+Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund;s investment operations.

Fund performance

In accordance with new guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Traditional Greater India Fund, and the unmanaged Bombay Stock Exchange Index.

Total return figures

The solid red line on the chart represents the Fund's performance at net asset value. The total return figure reflects Fund expenses and transaction costs, and includes the Fund's 4.75% maximum current sales charge.

The dotted line represents the performance of the Bombay Stock Exchange Index, a broad-based, widely recognized unmanaged index of common stocks traded in India. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                                  EV Traditional Greater India Fund
                                        Financial Statements

                                 Statement of Assets and Liabilities
                                         December 31, 1995


Assets:
   Investment in South Asia Portfolio, at value (Note 1A)
      (identified cost, $20,154,521)                                                         $16,013,648
   Receivable for Fund shares sold                                                                77,888
   Deferred organization expenses (Note 1D)                                                       49,227
                                                                                             -----------
      Total assets                                                                           $16,140,763

Liabilities:
   Payable for Fund shares redeemed                                            $135,582
   Payable to affiliate --
      Trustees' fees                                                                 43
   Accrued expenses                                                               4,760
                                                                               --------
      Total liabilities                                                                          140,385
                                                                                             -----------

Net Assets for 2,440,091 shares of beneficial interest outstanding                           $16,000,378
                                                                                             ===========

Sources of Net Assets:
   Paid-in capital                                                                           $22,509,400
   Accumulated net realized loss from Portfolio
      (computed on the basis of identified cost)                                              (2,368,149)
   Unrealized depreciation of investments from Portfolio
      (computed on the basis of identified cost)                                              (4,140,873)
                                                                                             -----------
      Total                                                                                  $16,000,378
                                                                                             ===========

Net Asset Value and Redemption Price Per Share
   ($16,000,378 (divided by) 2,440,091 shares of beneficial interest)                              $6.56
                                                                                                   =====
Computation of Offering Price:
   Offering price per share (100 (divided by) 95.25 of $6.56)

On sales of $100,000 or more the offering price is reduced.


                                          See notes to financial statements


                                            Statement of Operations
                                     For the Year Ended December 31, 1995

Investment Income (Loss) (Note 1B):
   Dividend income allocated from Portfolio (net of foreign taxes, $34,492)                     $165,681
   Interest income allocated from Portfolio                                                       13,199
   Expenses allocated from Portfolio                                                            (203,278)
                                                                                             -----------
      Net investment loss from Portfolio                                                        $(24,398)
   Expenses --
      Management fee (Note 2)                                                    $37,343
      Compensation of Trustees not members of the
         Administrator's organization                                                165
      Custodian fee (Note 2)                                                       2,686
      Distribution fee (Note 5)                                                   74,685
      Transfer and dividend disbursing agent fees                                 21,257
      Printing and postage                                                        37,127
      Legal and accounting services                                               11,546
      Registration fees                                                           15,675
      Amortization of organization expenses (Note 1D)                             14,689
      Miscellaneous                                                                4,838
                                                                             -----------
         Total expenses                                                                          220,011
                                                                                             -----------
            Net investment loss                                                                $(244,409)
                                                                                             -----------

Realized and Unrealized Gain (Loss) from Portfolio:
   Net realized loss --
      Investment  transactions (identified cost basis)                       $(2,379,421)
      Foreign currency transactions                                              (36,841)
                                                                             -----------
         Net realized loss                                                                  $(2,416,262)
   Change in unrealized depreciation                                                         (2,956,134)
                                                                                            -----------
         Net realized and unrealized loss                                                   $(5,372,396)
                                                                                            -----------
            Net decrease in net assets from operations                                      $(5,616,805)
                                                                                            ===========

                                      See notes to financial statements



                                Statements of Changes in Net Assets

                                                                              Year Ended December 31,
                                                                              ----------------------
                                                                              1995              1994*
                                                                          -----------      -----------

Increase (Decrease) in Net Assets:
From operations --
   Net investment loss                                                    $  (244,409)     $  (124,478)
   Net realized gain (loss) on investments and foreign
      currency transactions from Portfolio                                 (2,416,262)          48,113
   Change in unrealized depreciation from Portfolio                        (2,956,134)      (1,184,739)
                                                                          -----------      -----------
      Decrease in net assets from operations                              $(5,616,805)     $(1,261,104)
                                                                          -----------      -----------

Transactions in shares of beneficial interest (Note 3):
   Proceeds from sale of shares                                           $13,462,880      $22,453,166
   Cost of shares redeemed                                                 (9,766,956)      (3,270,803)
                                                                          -----------      -----------
      Increase in net assets from Fund share transactions                 $ 3,695,924      $19,182,363
                                                                          -----------      -----------
         Net increase (decrease) in net assets                            $(1,920,881)     $17,921,259

Net Assets:
   At beginning of year                                                    17,921,259               --
                                                                          -----------      -----------
   At end of year (including net investment loss of $0
      and $124,478, respectively)                                         $16,000,378      $17,921,259
                                                                          ===========      ===========

*For the period from the start of business, May 2, 1994, to December 31, 1994.

                                       See notes to financial statements



                      Statement of Cash Flows
                For the Year Ended December 31,1995

Increase (Decrease) in Cash:
Cash Flows From (For) Operating Activities --
   Purchase of interests in South Asia Portfolio            $(13,471,405)
   Withdrawal of interests in South Asia Portfolio             9,915,777
   Operating expenses paid                                      (209,949)
                                                            ------------
      Net cash used for operating activities                $ (3,765,577)
                                                            ------------

Cash Flows From (For) Financing Activities --
   Proceeds from shares sold                                $  13,475,144
   Payments for shares redeemed                                (9,709,567)
                                                             ------------
      Net cash provided from financing activities           $   3,765,577
                                                             ------------
         Net increase in cash                               $          --
Cash at Beginning of  Year                                             --
                                                             ------------

Cash at End of  Year                                        $          --
                                                             ============

Reconciliation of Net Increase in Net Assets From
   Operations to Net Cash From Operating Activities:
      Net decrease in net assets from operations              $(5,616,805)
      Decrease in deferred organization expense                    14,689
      Decrease in payable to affiliates                              (230)
      Decrease in accrued expenses and other liabilities           (4,397)
      Net decrease in investments                               1,841,166
                                                             ------------
         Net cash used for operating activities               $(3,765,577)
                                                             ============

                     See notes to financial statements



                              Financial Highlights
                                                              Year Ended December 31,
                                                             ------------------------
                                                               1995             1994*
                                                             -------          -------

Net asset value - Beginning of year                          $ 9.850          $10.000
                                                             -------          -------

Loss from operations:
   Net investment loss                                       $(0.083)         $(0.070)
   Net realized and unrealized loss on investments            (3.207)          (0.080)
                                                             -------          -------
      Total loss from operations                             $(3.290)         $(0.150)
                                                             -------          -------
Net asset value -- End of year                               $ 6.560          $ 9.850
                                                             =======          =======

Total Return (2)                                              (33.40%)          (1.50%)
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)                     $16,000          $17,921
   Ratio of net expenses to average net assets (1)(3)           3.24%            2.46%+
   Ratio of net investment loss to average net assets          (1.64%)          (1.34%)+

*For the period from the start of business, May 2, 1994, to December 31, 1994.

+Annualized

(1) Includes the Fund's share of South Asia Portfolio's allocated expenses.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

(3) The expense ratio for the year ended December 31, 1995 has been adjusted to relect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended December 31, 1994 has not been adjusted to reflect this change.

                  See notes to financial statements



Notes to Financial Statements

(1) Significant Accounting Policies

EV Traditional Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of an interest in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian subcontinent. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (42.8% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1995, the Fund, for federal income tax purposes had a capital loss carryover of $2,359,776 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2002 ($4,099) and December 31, 2003 ($2,355,677). Additionally, at December 31, 1995, net capital losses of $254,094 attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Fund's next taxable year.

D. Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. Distributions to Shareholders -- It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct and allocated expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended December 31, 1995, $368,887 was reclassified from distributions in excess of net investment income to paid-in capital due to permanent differences between book and tax accounting for operating losses.

(2) Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 1995 the fee was equivalent to 0.25% (annualized) of the Fund's average net assets for such period and amounted to $37,343. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $18,000 as its portion of the sales charge on sales of Fund shares for the year ended December 31, 1995. EVD also receives a contingent deferred sales charge
(CDSC) on shareholder redemptions made within 18 months of purchase, where the initial investment in the Fund was $1 million or more. EVD received no CDSC during the period. Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the daily average cash balances the Fund maintains with IBT. Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations. In addition, investment adviser administrative fees, and custody fees are paid by the Portfolio to EVM and its affiliates. See
Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                   Year Ended December 31
                 --------------------------
                   1995              1994*
                 ---------        ---------
Sales            1,891,376        2,140,373
Redemptions     (1,270,892)        (320,766)
                 ---------        ---------
   Net increase    620,484        1,819,607
                 =========        =========

*For the period from the start of business, May 2, 1994, to December 31, 1994.

(4) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1995 aggregated $13,471,405 and $9,915,777, respectively.

(5) Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc.
(EVD) a monthly distribution fee equal, on an annual basis, to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. During the year ended December 31, 1995 the Fund paid distribution fees to EVD aggregating $68,315 representing 0.46% (annualized) of average daily net assets. The Plan also provides that the Fund will pay a quarterly service fee to EVD in an amount equal, on an annual basis, to 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Such payments are made for personal services and/or the maintenance of shareholder accounts. The Fund paid or accrued an aggregate of $6,370 for the year ended December 31,1995 as service fees under the Plan. EVD may pay up to the entire amount of the service fees to authorized firms through which the Fund's shares are distributed.

Independent Auditors' Report

To the Trustees and Shareholders of
Eaton Vance Special Investment Trust:

We have audited the accompanying statement of assets and liabilities of EV Traditional Greater India Fund (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 1995, the related statements of operations and cashflows for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 1995 and the period from the start of business, May 2, 1994, to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Traditional Greater India Fund series of the Eaton Vance Special Investment Trust at December 31, 1995, the results of its operations, its cashflows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                  DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 1996

                                             South Asia Portfolio
                                           Portfolio of Investments
                                              December 31, 1995

                                                                              Shares          Value
-----------------------------------------------------------------------------------------------------
                                            Common Stocks -- 89.7%
-----------------------------------------------------------------------------------------------------
BANGLADESH -- 4.5%
     Apex Spinning & Knitting                                                 40,000      $   222,164
     Apex Tannery Ltd                                                         20,000          378,449
     Eastern Housing Ltd. (1)                                                 90,300          295,586
     Monno Fabrics Ltd. (1)(3)                                               133,000          489,571
     Square Pharmaceuticals Ltd.                                              16,000          315,995
                                                                                         ------------
                                                                                          $ 1,701,765
                                                                                         ------------
INDIA -- 71.4%
     Alacrity Housing Ltd.                                                   321,000      $   228,210
     Asian Paints (India) Ltd. (1)(2)                                         66,800          613,576
     Bajaj Auto Ltd.                                                          53,500        1,084,758
     Bellary Steels & Alloys (2)                                             310,000          204,962
     DCL Polyesters                                                            1,000              597
     Enkay Synthetics Ltd. (1)(2)                                             51,800           73,800
     Essar Gujarat (2)                                                         5,800            6,466
     Flex Industries                                                           4,400           18,299
     Flex Industries (wts) (1)(3)                                              4,274           16,560
     Himachal Futuristic Communications (2)                                    7,800           11,312
     Himachal Telematics Ltd (2)                                              45,700           38,728
     Hindalco Industries Ltd. GDR (1)                                         36,400        1,228,500
     Hindustan Petroleum Corp.                                                50,000          419,451
     Hoechst India Ltd.                                                      130,000          916,821
     Hoechst Schering Agrevo                                                  20,000          250,249
     Hotel Leela Venture Ltd. (2)                                              2,400            7,729
     Hotel Leela Venture (wts) (1)                                            42,360           63,242
     IFB Industries Ltd. (2)                                                 107,800          435,308
     Indo Gulf Fertilizers (2)                                                 3,200            4,614
     Infosys Technologies Ltd.                                                85,500          992,009
     Innovation Medi Equipment Ltd. (2)                                      150,000           34,125
     I.T.C. Limited GDR (1)                                                  100,000          850,500
     Karur Vysya Bank (1)(2)                                                 100,500          671,620
     KEC International Ltd.                                                  165,200          488,577
     Kotak Mahindra Finance Ltd (2)                                          224,000          758,026
     Larsen & Toubro (2)                                                     105,850          792,107
     Larsen & Toubro Ltd. GDR (1)                                             50,700          899,925
     Madras Refinery Ltd.                                                    187,950          305,723
     Mahindra & Mahindra                                                     216,667        1,281,577
     Mahindra & Mahindra GDR (1)                                              40,000          510,000
     Motor Industries                                                          3,850          649,239
     Murudeshwar Ceramics Ltd. (2)                                           187,200          436,525
     Murudeshwar Ceramics (rts) (1)                                          131,040            7,452
     Nagarjuna Construction (2)                                               50,000          224,655
     Nicholas Piramel Ltd.                                                    27,950          182,810
     Orchid Chemicals & Pharma (2)                                           251,700          486,723
     Paper Products Ltd. (1)(2)                                               50,000          163,515
     Paper Products (rts) (1)                                                 12,500           35,547
     Punjab Wireless Systems (2)                                             100,000          480,592
     Ranbaxy Laboratories Ltd. GDR                                            53,700        1,342,500
     Raymond Woolen Mills GDR (1)                                             30,000          510,000
     Rubber Products (2)                                                     132,000           69,069
     S & S Industries & Enterprise (2)                                       356,000          177,165
     Sakthi Sugars (2)                                                           400              398
     Shaan Interwell (India) (2)                                             112,700          121,786
     State Bank of India-New (2)                                             225,000        1,267,525
     Tata Chemicals (2)                                                       92,110          535,267
     Tata Engineering & Locomotive (wts) (1)                                  65,714          336,784
     Tata Engineering & Locomotive GDR (1)                                   130,142        1,691,851
     Thermax Limited (2)                                                      90,000          837,040
     Thiru Arooran Sugars (2)                                                100,000          247,405
     Triveni Engineering (2)                                                 190,850          346,531
     TTG Industries Ltd. (2)                                                 140,300          371,048
     T.V.S. Suzuki (2)                                                       228,550        1,411,661
     Usha Beltron Ltd. GDR                                                    88,450          210,069
     Videsh Sanchar Nigam Ltd. (1)(2)                                         17,000          406,086
     VST Tillers (2)                                                          94,200          144,655
     W.S. Industries Ltd.                                                    102,500          113,678
     Zuari Agrochemicals (2)                                                  70,000          715,626
                                                                                         ------------
                                                                                          $26,730,573
                                                                                         ------------
Pakistan -- 8.2%
     Adamjee Insurance Co.                                                   125,000      $   378,115
     Hub Power Company Ltd. GDR (1)                                           20,000          353,000
     Nishat Chunian Ltd. (1)                                                 306,000          114,026
     Pakistan State Oil Co. Ltd.                                              97,409          754,429
     Pakistan Telecommunications GDR (1)                                      14,750        1,283,250
     Searle Pakistan                                                         137,459          184,801
                                                                                         ------------
                                                                                          $ 3,067,621
                                                                                         ------------
Sri Lanka -- 5.6%
     Dev Fin Corp Of Ceylon                                                   35,733      $   198,333
     Hayleys Ltd.                                                            150,933          488,682
     John Keells Holdings                                                     86,857          224,977
     John Keells Holdings Ltd. GDR                                           104,000          520,000
     Kelani Tyres                                                                480              113
     National Development Bank                                                53,900          219,389
     Royal Ceramics                                                          359,000          209,223
     Sampath Bank                                                            186,000          156,577
     Vanik Incorporation Ltd.                                                228,750           88,876
                                                                                         ------------
                                                                                          $ 2,106,170
                                                                                         ------------
          Total Common Stocks (identified cost, $47,184,028)                              $33,606,129
                                                                                         ------------


-----------------------------------------------------------------------------------------------------
                                     Bonds -- 0.1%
-----------------------------------------------------------------------------------------------------
                                                                          Principal
                                                                           Amount
                                                                        (000) omitted         Value

     Flex Industries, 13.5%, 12/31/99 (3)                                 U.S.  $836      $    23,773
     Hotel Leela Venture Ltd. NCD 14% 4/8/03                                      27              639
                                                                                         ------------
          Total Bonds  (at identified cost, $27,768)                                      $    24,412
                                                                                         ------------
          Total Investments -- 89.8% (identified cost, $47,211,796)                       $33,630,541
          Other assets, less liabilities -- 10.2%                                           3,804,796
                                                                                         ------------
          Net Assets -- 100%                                                              $37,435,337
                                                                                         ============
GDR--Global depository receipt
(1) Non-income producing security
(2) The above securities held by the Portfolio on December 31, 1995 are unrestricted securities valued at market prices. Because of the length of the registration process, the Portfolio would temporarily be unable to sell certain of these securities.  At December 31,
    1995, the aggregate value of the securities in registration amounted to $2,852,506, representing 7.62% of the Portfolio's net assets (Note 5).
(3) Security valued using methods determined in good faith by or at the direction of the Trustees.

                                  See notes to financial statements



                                           Financial Statements

                                    Statement of Assets and Liabilities
                                             December 31, 1995
Assets:
     Investments, at value (Note 1A) (identified cost, $47,211,796)                         $   33,630,541
     Cash                                                                                        2,787,764
     Foreign currency, at value (identified cost, $1,638,937)                                    1,630,860
     Receivable for investments sold                                                               494,732
     Dividends and interest receivable                                                             148,258
     Deferred organization expenses (Note 1C)                                                       57,893
                                                                                            --------------
          Total assets                                                                      $   38,750,048
Liabilities:
     Payable for investments purchased                                 $   1,245,149
     Accrued expenses                                                         69,562
                                                                       --------------
          Total liabilities                                                                      1,314,711
                                                                                            --------------
Net Assets applicable to investors' interest in Portfolio                                   $   37,435,337
                                                                                            ==============
Sources of Net Assets:
     Net proceeds from capital contributions and withdrawals                                $   51,058,489
     Net unrealized depreciation of investments and foreign currency
          (computed on the basis of identified cost)                                           (13,623,152)
                                                                                            --------------
          Total                                                                             $   37,435,337
                                                                                            ==============

                                 See notes to financial statements


                                        Statement of Operations
                                  For the Year Ended December 31, 1995
Investment Income:
     Income -
          Dividends (net of foreign taxes, $101,627)                                        $      492,310
          Interest                                                                                  39,496
                                                                                            --------------
               Total income                                                                        531,806
     Expenses -
          Investment adviser fee (Note 2)                               $     336,088
          Administration fee (Note 2)                                         112,256
          Compensation of  Trustees not members of the
               Investment Adviser's or Administrator's organization            13,750
          Custodian fee (Note 2)                                              260,425
          Legal and accounting services                                        44,624
          Amortization of organization expenses (Note 1C)                      18,156
          Miscellaneous                                                         5,943
                                                                        -------------
               Total expenses                                           $     791,242
          Deduct reduction of custodian fee (Note 2)                          180,602
                                                                        -------------
               Net expenses                                                                        610,640
                                                                                            --------------
                    Net investment loss                                                     $      (78,834)
                                                                                            --------------
Realized and Unrealized Loss on Investments:
     Net realized loss -
          Investments (identified cost basis)                           $   (7,404,454)
          Foreign currency transactions                                       (118,293)
                                                                        --------------
               Net realized loss on investments                                             $   (7,522,747)
     Change in unrealized depreciation -
          Investments (identified cost basis)                           $   (9,853,267)
          Foreign currency                                                     (42,122)
                                                                        --------------
               Net unrealized depreciation                                                      (9,895,389)
                                                                                            --------------
                    Net realized and unrealized loss on investments                         $  (17,418,136)
                                                                                            --------------
                         Net decrease in net assets from operations                         $  (17,496,970)
                                                                                            ==============

                                   See notes to financial statements



                                       Statements of Changes in Net Assets
                                                                                           Year Ended December 31,
                                                                                    ---------------------------------
                                                                                         1995                 1994*
                                                                                       ----------           ---------
Increase (Decrease) in Net Assets:
From operations -
     Net investment income (loss)                                                    $      (78,834)     $       1,649
     Net realized gain (loss) on investments and foreign currency transactions           (7,522,747)           137,750
     Change in unrealized depreciation of investments                                    (9,895,389)        (3,727,763)
                                                                                     --------------      -------------
               Decrease in net assets from operations                                $  (17,496,970)     $  (3,588,364)
                                                                                     --------------       -------------
Capital transactions:
     Contributions                                                                   $   22,408,418      $  67,765,119
     Withdrawals                                                                        (24,329,701)        (7,423,185)
                                                                                     --------------      -------------
          Increase (decrease) in net assets resulting from capital transactions      $   (1,921,283)     $  60,341,934
                                                                                     --------------      -------------
               Net increase (decrease) in net assets                                 $  (19,418,253)     $  56,753,570
Net Assets:
     At beginning of year                                                                56,853,590            100,020
                                                                                     --------------      -------------
     At end of year                                                                  $   37,435,337      $  56,853,590
                                                                                     ==============      -------------
* For the period from the start of business, May 2, 1994, to December 31, 1994.

----------------------------------------------------------------------------------------------------------------------
                                                Supplementary Data
----------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                       -------------------------------
                                                                                            1995               1994*
                                                                                          ----------        ----------
Ratios (to average daily net assets):
     Expenses (1)                                                                            1.76%            1.16%+
     Net investment loss                                                                    (0.18%)           0.01%+
Portfolio Turnover                                                                             38%               1%
+   Annualized.
*   For the period from the start of business, May 2, 1994, to
    December 31, 1994.
(1) The expense ratio for the year ended December 31, 1995 has been adjusted to reflect a change in reporting requirements. The new reporting quidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service  providers. The expense ratio for the year ended December
    31, 1994 has not been adjusted to reflect this change.

                                      See notes to financial statements



                                         Statement of Cash Flows
                                  For the Year Ended December 31,1995
Increase (Decrease) in Cash:
Cash Flows From (For) Operating Activities -
     Purchase of investments                                                       $  (15,872,772)
     Proceeds from sale of investments                                                 15,343,973
     Dividends and interest received                                                      534,115
     Operating expenses paid                                                             (668,093)
     Foreign currency transactions                                                     (1,644,555)
                                                                                   ---------------
          Net cash used for operating activities                                   $   (2,307,332)
                                                                                   ---------------
Cash Flows From (For) Financing Activities -
     Proceeds from capital contributions                                           $   22,408,418
     Payments for capital withdrawals                                                 (24,329,701)
                                                                                   ---------------
          Net cash used for financing activities                                       (1,921,283)
                                                                                   ---------------
               Net decrease in cash                                                $   (4,228,615)
Cash at Beginning of Period                                                             7,016,379
                                                                                   ---------------
Cash at End of Period                                                              $    2,787,764
                                                                                   ===============
Reconciliation of Net Increase in Net Assets From
     Operations to Net Cash From Operating Activities:
          Net decrease in net assets from operations                               $  (17,496,970)
          Increase in receivable for investments sold                                    (449,969)
          Increase in foreign currency                                                 (1,484,140)
          Decrease in dividends and interest receivable                                     2,309
          Decrease in deferred organization expenses                                       18,156
          Decrease in payable to affiliates                                                (4,585)
          Decrease in accrued expenses and other liabilities                              (71,024)
          Increase in payable for investments purchased                                   210,355
          Net decrease in investments                                                  16,968,536
                                                                                   ---------------
               Net cash used for operating activities                              $   (2,307,332)
                                                                                   ===============

                               See notes to financial statements

(1) Significant Accounting Policies

South Asia Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Federal Taxes - The Portfolio is treated as a partnership for U.S. Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the U.S. Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. Deferred Organization Expenses - Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. Financial Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either of cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

E. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

F. Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G. Other - Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1995, the annualized adviser fee was 0.75% of average net assets and amounted to $336,088. In addition, an administrative fee is earned by Eaton Vance Management
(EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1995, the administration fee was 0.25% (annualized) of average net assets and amounted to $112,256. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custody fees are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolio are officers or trustees of the above organizations.

(3) Investment Transactions

For the year ended December 31, 1995, purchases and sales of investments, other than short-term obligations, aggregated $16,083,127 and $15,793,942 respectively.

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                       $47,211,796
                                     ===========
Gross unrealized depreciation        $15,434,171
Gross unrealized appreciation          1,852,916
                                     -----------
     Net unrealized depreciation     $13,581,255
                                     ===========

 (5) Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(6) Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.



Independent Auditor's Report

The Trustees and Investors of South Asia Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of South Asia Portfolio as of December 31, 1995, the related statements of operations and cashflows for the year then ended and the statement of changes in net assets and the supplementary data for the year ended December 31, 1995 and the period from the start of business, May 2, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of South Asia Portfolio at December 31, 1995, the results of its operations, its cashflows, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 9, 1996


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Investment Management

EV Traditional
Greater India Fund
----------------

Officers

James B. Hawkes
President, Trustee

Clifford H. Krauss
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Trustees

M. Dozier Gardner
President, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

South Asia
Portfolio
----------
Officers

Hon. Robert Lloyd George
President, Trustee

James B. Hawkes
Vice President, Trustee

Scobie Dickinson Ward
Vice President, Assistant Secretary and
Assistant Treasurer

William Walter Raleigh Kerr
Vice President, Secretary and
Assistant Treasurer

James L. O'Connor
Vice President and Treasurer

Thomas Otis
Vice President and Assistant Secretary

Trustees

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Stuart Hamilton Leckie
Managing Director and Actuary, Wyatt Company,
Hong Kong

Hon. Edward K.Y. Chen
Professor and Director, Center for Asian Studies,
University of Hong Kong
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